UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2018

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 26, 2018, Creative Realities, Inc. filed a Current Report on Form 8-K (the “Initial Report”) reporting completion of its acquisition of Allure Global Solutions, Inc. (“Allure”) on November 20, 2018, pursuant to the Stock Purchase Agreement dated as of September 20, 2018. Creative Realities is filing this amendment to (i) file the historical financial statements of Allure as required by Item 9.01(a) of Form 8-K, (ii) file the interim financial statements of Allure required by Item 9.01(a) of Form 8-K, and (iii) file the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. No other amendments to the Initial Report are being effected hereby.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited balance sheets of Allure Global Solutions, Inc. as of and for the years ended March 31, 2018 and 2017, the related statements of operations, changes in stockholder’s equity, and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 and incorporated herein by reference. The unaudited consolidated balance sheet of Allure Global Solutions, Inc. as of September 30, 2018 and the unaudited consolidated statements of operations, changes in stockholder’s equity, and cash flows for the periods ended September 30, 2018 and 2017 and the notes to the financial statements, are included as part of this Form 8-K/A and are incorporated herein by this reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information of Creative Realities as of September 30, 2018 and for the periods ended December 31, 2017 and September 30, 2018, is filed as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Allure Global Solutions, Inc. for the years ended March 31, 2018 and 2017 (filed herewith)

99.2	Unaudited consolidated balance sheet of Allure Global Solutions, Inc. as of September 30, 2018 and the unaudited consolidated statements of operations, changes in stockholder’s equity, and cash flows for the periods ended September 30, 2018 and 2017 and the notes related thereto (filed herewith)

99.3	Unaudited pro forma financial information of Creative Realities, Inc. as of September 30, 2018 and for the periods ended September 30, 2018 and December 31, 2017 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

By:	/s/ Will Logan
Will Logan
Chief Financial Officer

Date: February 1, 2019

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Audited Financial Statements of Allure Global Solutions, Inc. for the years ended March 31, 2018 and 2017 (filed herewith)

99.2	Unaudited consolidated balance sheet of Allure Global Solutions, Inc. as of September 30, 2018 and the unaudited consolidated statements of operations, changes in stockholder’s equity, and cash flows for the periods ended September 30, 2018 and 2017 and the notes related thereto (filed herewith)

99.3	Unaudited pro forma financial information of Creative Realities, Inc. as of September 30, 2018 and for the periods ended September 30, 2018 and December 31, 2017 (filed herewith)

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